                      ZENIX
                     Income
                    Fund Inc.







                               [GRAPHIC]



                                        Quarterly Report
                                       December 31, 2002

--------------------------------------------------------------------------------

                           LETTER FROM THE CHAIRMAN


                                   [GRAPHIC]



                            Zenix Income Fund Inc.

[PHOTO]

R. Jay Gerken
R. Jay Gerken

Chairman, President and Chief Executive Officer

Dear Shareholder:
I am pleased to provide the quarterly report for the Zenix Income Fund Inc.
  ("Fund") for the nine months ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

The high-yield/1/ fixed-income securities markets gained momentum over the final quarter of 2002, demonstrating significant improvement over performance during the first several months of the reporting period. Concerns about reported fraudulent corporate accounting practices at several high-profile firms, downgrades in corporate debt ratings, and uncertainties about the momentum behind and sustainability of a potential economic recovery all contributed to a volatile high-yield market earlier in the period. Despite these obstacles, macroeconomic fundamentals such as tempered inflation, reduction in short-term interest rates to historically low levels and a rally in the equity markets during November helped the market gain upward momentum during the final quarter of the year.

Looking ahead, we believe that if the U.S. economy were to gradually improve, as we anticipate, there is the concern that interest rates may rise, and volatility can only be expected. However, as the portfolio management team explains, a stronger economy may contribute to an improved earnings environment for companies issuing corporate debt. Given the recent market, economic and

------
1 High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.



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                                      1
geopolitical environments, our portfolio managers are vigilantly monitoring the course of events in Iraq and other factors that could potentially influence the direction of interest rates and the economy.

We appreciate your entrusting us to manage your money and look forward to helping you pursue your investment goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer



                                   [GRAPHIC]

                            LETTER FROM THE MANAGER

Performance Review/1/
During the nine months ended December 31, 2002, the Fund distributed income dividends to common stock shareholders totaling $0.34 per share. The table below shows the annualized distribution yield and nine-month total return based on the Fund's December 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./2/

                                     Annualized         Nine-Month
           Price Per Share      Distribution Yield/3/ Total Return/3/
           ----------------     --------------------  --------------
               $2.45 (NAV)             18.37%            (6.50)%
               $3.04 (NYSE)            14.80%            (5.20)%

The Fund's Lipper Inc. ("Lipper")/4/ peer group of high current yield closed-end funds (leveraged) returned negative 7.88% based on NAV for the nine months ended December 31, 2002.

Investment Strategy
The investment objective of the Fund is to seek high current income. This income, if any, will be distributed to holders of common stock only after satisfaction of the obligation to pay dividends on the preferred shares. The

------
1 Past performance is not indicative of future results.
2 NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets of common stockholders) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.
3 Total returns are based on changes in NAV or the market price, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.0375 for twelve months. This rate is as of December 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the nine-month period ended December 31, 2002, calculated among 27 funds in the high current yield closed-end funds (leveraged) category with reinvestment of dividends and capital gains excluding sales charges.


                                   [GRAPHIC]

Fund seeks to achieve its objective by investing in a portfolio of high-yield,/5/ lower-rated fixed-income securities.

Portfolio Manager Market and Fund Overview
As the reporting period commenced, encouraging economic data and a large amount of inflows of capital into high-yield mutual funds helped propel the high-yield market higher, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector, corporate integrity concerns and a sizeable number of credit downgrades of corporate debt by major debt-rating agencies. The rally proved short-lived, however, as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor confidence, which had already been hovering at fragile levels. These developments caused credit markets to re-price lower.

In June, investors' concerns about additional reports of accounting improprieties at some corporations, discouraged many of them from investing in bonds of companies with more complex financials. We believe investors' aversion to these issues contributed to the decline in the high-yield market in June, as the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index")/6/ returned negative 8.81% for the month. A combination of factors including weakness in the equity markets, corporate scandals, earnings restatements, weak economic data (which in our view raised concerns among some investors about the possibility of a double-dip recession) and large amount of capital outflow from high-yield mutual funds pushed the high-yield market lower.

As the period advanced, a stock market rally, forecasts of interest rate cuts, declining default rate, bargain hunting for oversold securities and positive flows of capital into mutual funds fueled the high-yield market. However, investors remained cautious due to the lack of business spending, low consumer confidence readings, the possibility of war with Iraq and company-specific problems.

------
5 High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
6 The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.


                                   [GRAPHIC]

During this final quarter of 2002, in an effort to fuel the U.S. economy, the Federal Open Market Committee ("FOMC")/7/ reduced its target for the short-term federal funds rate ("fed funds rate")/8/ on November 6th by half a percentage point to 1.25%, marking a 41-year low. That month increased optimism about the investment environment prompted by: an equity market rally, improvement in economic data and an increased possibility of avoiding war with Iraq at the time, helped drive the high-yield market higher. The SSB High-Yield Index generated improved results, posting a positive return of 8.58% for the three months ended December 31, 2002 (although the Index's overall total return for the nine-month reporting period was negative 3.43%).

Looking back over calendar-year 2002 as a whole, the high-yield market's top-performing categories included containers, restaurants, consumer products, gaming, broadcast/outdoor and paper/forest products. The containers category benefited from lower raw material prices early in the year and an improving economy. Operational improvements and asset sales helped enable the restaurant category to return from "oversold" prices during the prior year. The consumer products and gaming category benefited from continued strength in consumer spending and higher credit quality in the sector. The broadcast/outdoor class performed well due to improving operating results, stronger equity issuance and a favorable regulatory environment. We believe strong balance sheets and flexible liquidity enabled paper/forest products to perform favorably, despite the limited pricing power of many companies within this sector.

The worst-performing categories included those related to wireline telecommunications, cable, airlines, utilities, wireless telecommunications, tower and supermarkets/drugstores. Accounting and regulatory concerns in addition to deteriorating industry fundamentals negatively affected the wireline telecommunications, cable, utilities, and supermarkets/drugstores sectors. Declining earnings attributable to a slowdown in air travel and the potential of more bankruptcies adversely impacted the airline sector.

------
7 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


                                   [GRAPHIC]

Portfolio Manager Market Outlook
An economic recovery could enhance the backdrop for the high-yield market. We anticipate a muted recovery next year although we do not foresee the occurrence of a double-dip recession. Overall, our outlook for U.S. interest rates during 2003 is not overwhelmingly positive, as we think that short-term interest rates may potentially rise within the year or so. Although prices of bonds typically move opposite to yields, high-yield bonds, while subject to interest rate movements, are more highly correlated to equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with secure credit ratings. We remain somewhat cautious in terms of credit risk but believe the credit risk environment will be moderate in 2003.

We believe that the high-yield market overall is attractive based upon the recent yields of securities in this market, which in many cases exceeded 12%. (Note: There is additional credit risk for high-yielding debt issues because of their lower credit quality relative to issues that have higher credit ratings.) We believe that current valuations discount many of the negative news of the past year and that many of these concerns are likely to abate over the coming year. Many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which we believe should prove favorable for corporate earnings and help reduce the rate of defaults on corporate debt payments. In our view, the worst news with regard to corporate accounting scandals should be over, and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform favorably.

Portfolio Manager Fund Outlook
In light of the outlook above, we continue to focus on opportunities in the single-B rated sector on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are selectively adding a moderate amount of credit risk to the portfolio by seeking suitable opportunities in lower-quality investment-grade and crossover (investment-grade/high-yield) bonds.


                                   [GRAPHIC]

Looking for Additional Information?
The Zenix Income Fund Inc. is traded on the New York Stock Exchange under the symbol "ZIF." Daily closing prices are available online under symbol XZIFX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for your investment in the Zenix Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

                    /s/ Peter J. Wilby  /s/ Beth A. Semmel

                    Peter J. Wilby, CFA Beth A. Semmel, CFA
                    Vice President and  Vice President and
                    Investment Officer  Investment Officer

January 17, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 9 through 27 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.


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                                      7

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 44. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


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                                      8

                                                        Schedule of Investments
                                                  December 31, 2002 (unaudited)

                                   [GRAPHIC]


     Face
   Amount++     Rating(a)                        Security                           Value
--------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 96.4%
Aerospace -- 0.6%
   30,000         B-      Argo-Tech Corp., Sr. Sub. Notes, 8.625% due 10/1/07... $    20,850
  330,000         B-      Dunlop Standard Aerospace Holdings PLC, Sr. Notes,
                            11.875% due 5/15/09.................................     338,662
      150/UNIT/   BBB-    Northrop Grumman Corp., 7.250% due 11/16/04 (b).......      16,161
   95,000         B-      Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08...      98,800
                                                                                 -----------
                                                                                     474,473
                                                                                 -----------
Airlines -- 1.4%
  315,000         B-      Air Canada, Sr. Notes, 10.250% due 3/15/11............     177,975
1,723,537         CCC     Airplanes Pass-Through Trust, Asset-Backed Securities,
                            Series D, 10.875% due 3/15/19.......................      34,471
                          Continental Airlines Pass-Through Certificates:
  114,108         BBB-      Series 00-2, Class C, 8.312% due 4/2/11.............      69,079
  275,000         BBB-      Series 99-2, Class C-2, 7.434% due 3/15/06..........     152,702
  420,000         BB-       Series D, 7.568% due 12/1/06........................     193,436
                          United Air Lines, Inc., Pass-Through Certificates:
  167,473         B+        Series 00-1, 8.030% due 7/1/11 (c)..................      58,714
  397,660         BB-       Series 00-2, 7.811% due 10/1/09 (c).................     157,381
  185,000         B-        Series 01-1, 6.831% due 9/1/08 (c)..................      51,930
  165,848         BBB+    US Airways, Inc., Pass-Through Certificates,
                            Series 99-1, 8.360% due 1/20/19 (d).................     134,201
                                                                                 -----------
                                                                                   1,029,889
                                                                                 -----------
Apparel -- 3.7%
                          The Gap Inc., Notes:
  375,000         BB+       5.625% due 5/1/03...................................     377,812
   95,000         BB+       9.900% due 12/15/05.................................     101,413
   50,000         BB+       6.900% due 9/15/07..................................      49,000
  300,000         BB+       8.800% due 12/15/08.................................     328,500
  180,000         CCC     J. Crew Operating Corp., Sr. Sub. Notes,
                            10.375% due 10/15/07................................     152,100
                          Levi Strauss & Co.:
                            Notes:
  225,000         BB-         6.800% due 11/1/03................................     222,750
   95,000         BB-         7.000% due 11/1/06................................      83,125
                            Sr. Notes:
  355,000         BB-         11.625% due 1/15/08...............................     348,787
  375,000         BB-         12.250% due 12/15/12+.............................     369,375

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                         Security                             Value
----------------------------------------------------------------------------------------
Apparel -- 3.7% (continued)
290,000    BBB-    Tommy Hilfiger U.S.A., Inc., Guaranteed Notes,
                     6.500% due 6/1/03...................................... $   292,071
250,000    B       Tropical Sportswear International Corp., Series A,
                     11.000% due 6/15/08....................................     253,750
230,000    B       The William Carter Co., Guaranteed Sr. Sub. Notes,
                     Series B, 10.875% due 8/15/11..........................     251,850
                                                                             -----------
                                                                               2,830,533
                                                                             -----------
Auto Parts: Original Equipment Manufacturer -- 1.1%
120,000    BB      Arvin Capital Trust I, Guaranteed Capital Securities,
                     9.500% due 2/1/27......................................     118,224
 95,000    B1*     Collins & Aikman Products Co., Guaranteed Sr. Notes,
                     10.750% due 12/31/11...................................      90,963
                   Dana Corp., Notes:
340,000    BB        6.500% due 3/1/09......................................     297,500
155,000    BB        10.125% due 3/15/10....................................     157,713
 70,000    B-      Eagle-Picher Industries, Inc., Guaranteed Sr. Sub. Notes,
                     9.375% due 3/1/08......................................      49,700
 30,000    CCC     LDM Technologies, Inc., Guaranteed Sr. Sub. Notes,
                     Series B, 10.750% due 1/15/07..........................      22,650
100,000    B-      Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12+.....     103,000
                                                                             -----------
                                                                                 839,750
                                                                             -----------
Broadcasting -- 2.7%
 85,000    B-      Emmis Communications Corp., Sr. Discount Notes,
                     step bond to yield 9.958% due 3/15/11..................      68,638
120,000    CCC     Imax Corp., Sr. Notes, 7.875% due 12/1/05................      93,150
100,000    B       Iron Mountain Inc., Guaranteed Sr. Sub. Notes,
                     8.625% due 4/1/13......................................     105,000
555,000    B-      LIN Holdings Corp., Sr. Discount Notes,
                     step bond to yield 9.917% due 3/1/08...................     579,281
                   Paxson Communications Corp.:
135,000    B-        Guaranteed Sr. Sub. Notes, 10.750% due 7/15/08.........     133,819
240,000    B-        Sr. Sub. Discount Notes, step bond to yield
                       11.326% due 1/15/09..................................     153,600
                   Pegasus Communications Corp., Sr. Notes, Series B:
 20,000    CCC+      9.625% due 10/15/05....................................      10,700
125,000    CCC+      9.750% due 12/1/06.....................................      66,875
265,000    B       Sinclair Broadcast Group, Inc., 8.750% due 12/15/11......     286,531

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                        Security                            Value
---------------------------------------------------------------------------------------
Broadcasting -- 2.7% (continued)
  125,000   B-      Spanish Broadcasting System, Inc., Guaranteed Sr. Sub.
                      Notes, 9.625% due 11/1/09............................ $   130,000
  475,000   BBB+    Time Warner Inc., 6.625% due 5/15/29...................     438,280
                                                                            -----------
                                                                              2,065,874
                                                                            -----------
Building Products -- 1.6%
   75,000   B       Associated Materials Inc., Sr. Sub. Notes,
                      9.750% due 4/15/12...................................      79,500
  310,000   B-      Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B,
                      10.500% due 5/1/09...................................     302,250
  275,000   B-      Brand Services, Inc., Sr. Sub. Notes,
                      12.000% due 10/15/12+................................     290,125
                    Nortek Holdings Inc., Series B:
  150,000   B+        Sr. Notes, 9.125% due 9/1/07.........................     154,500
  385,000   B-        Sr. Sub. Notes, 9.875% due 6/15/11...................     387,406
                                                                            -----------
                                                                              1,213,781
                                                                            -----------
Cable/Satellite Television -- 8.2%
  475,000   NR      Adelphia Communications Corp., Sr. Discount Notes,
                      Series B, zero coupon bond to yield
                      11.167% due 1/15/08 (e)..............................      71,250
                    Charter Communications Holdings LLC:
                      Sr. Discount Notes:
  560,000   CCC+        Step bond to yield 13.028% due 1/15/10.............     168,000
  490,000   CCC+        Step bond to yield 13.499% due 1/15/11.............     129,850
                      Sr. Notes:
1,150,000   CCC+        10.750% due 10/1/09................................     526,125
  320,000   CCC+        11.125% due 1/15/11................................     146,400
                    CSC Holdings Inc.:
  425,000   BB-       Debentures, 7.625% due 7/15/18.......................     378,781
  175,000   BB-       Sr. Notes:
                        7.875% due 12/15/07................................     169,094
                         Series B:
  225,000   BB-            8.125% due 7/15/09..............................     217,406
  125,000   BB-            7.625% due 4/1/11...............................     117,969
                      Sr. Sub. Debentures:
  825,000   B+          10.500% due 5/15/16................................     821,906
  175,000   B+          9.875% due 4/1/23..................................     156,844

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


    Face
  Amount++   Rating(a)                       Security                           Value
----------------------------------------------------------------------------------------
Cable/Satellite Television -- 8.2% (continued)
                       Echostar DBS Corp., Sr. Notes:
625,000        B         10.375% due 10/1/07................................ $   679,688
535,000        B+        9.125% due 1/15/09.................................     565,762
500,000        B+        9.375% due 2/1/09..................................     531,250
165,000        B-      Insight Communications Co., Inc., Sr. Discount Notes,
                         step bond to yield 13.748% due 2/15/11.............      91,781
500,000/EUR/   B+      Mediacom Broadband LLC, Guaranteed Sr. Notes,
                         11.000% due 7/15/13................................     510,000
155,000        CCC+    Pegasus Satellite Communications, Inc., Sr. Discount
                         Notes, step bond to yield 12.380% due 3/1/07.......      47,275
795,000        Ba1*    Rogers Cablesystems Ltd., Guaranteed Sr. Sub.
                         Debentures, 11.000% due 12/1/15....................     826,800
335,000/GBP/   Ca*     Telewest Communications PLC, Bonds,
                         5.250% due 2/19/07+(f).............................      97,168
                                                                             -----------
                                                                               6,253,349
                                                                             -----------
Casinos - Gambling -- 4.2%
265,000        B       Alliance Gaming Corp., Guaranteed Sr. Sub. Notes,
                         Series B, 10.000% due 8/1/07.......................     278,250
370,000        B       Ameristar Casinos, Inc., 10.750% due 2/15/09.........     407,000
100,000        B+      Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub.
                         Notes, Series B, 8.625% due 5/15/09................     106,750
                       Mandalay Resort Group:
125,000        BB-       Sr. Sub. Debentures, 7.625% due 7/15/13............     125,625
340,000        BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07.......     374,850
                       MGM MIRAGE, Guaranteed Sr. Sub. Notes:
155,000        BB+       9.750% due 6/1/07..................................     172,050
225,000        BB+       8.375% due 2/1/11..................................     243,563
                       Park Place Entertainment Corp., Sr. Sub. Notes:
200,000        BB+       8.875% due 9/15/08.................................     213,016
455,000        BB+       8.125% due 5/15/11.................................     474,337
320,000        B+      Station Casinos, Inc., Sr. Sub. Notes,
                         8.875% due 12/1/08.................................     334,400
455,000        B-      Venetian Casino Resort LLC, Second Mortgage Notes,
                         11.000% due 6/15/10+...............................     477,750
                                                                             -----------
                                                                               3,207,591
                                                                             -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                       Security                           Value
------------------------------------------------------------------------------------
Chemicals - Major -- 0.7%
                   Huntsman International LLC:
935,000    B-        Sr. Discount Notes, zero coupon bond to yield
                       13.253% due 12/31/09............................. $   215,050
155,000    B         Sr. Notes, 9.875% due 3/1/09.......................     155,775
250,000    CCC+    Texas Petrochemical Corp., Sr. Sub. Notes,
                     11.125% due 7/1/06.................................     163,750
                                                                         -----------
                                                                             534,575
                                                                         -----------
Chemicals - Specialty -- 3.3%
195,000    Ba2*    Airgas Inc., Guaranteed Sr. Sub. Notes,
                     9.125% due 10/1/11.................................     211,575
305,000    B-      Avecia Group PLC, Guaranteed Sr. Notes,
                     11.000% due 7/1/09.................................     239,425
310,000    BB      IMC Global Inc., Guaranteed Sr. Notes, Series B,
                     11.250% due 6/1/11.................................     334,800
315,000    BB-     ISP Chemco Inc., Guaranteed Sr. Sub. Notes, Series B,
                     10.250% due 7/1/11.................................     327,600
300,000    B+      ISP Holdings Inc., Secured Notes, Series B,
                     10.625% due 12/15/09...............................     262,500
315,000    BB      Lyondell Chemical Co., Secured Notes,
                     11.125% due 7/15/12................................     311,850
125,000    BBB-    Methanex Corp., Sr. Notes, 8.750% due 8/15/12........     133,125
555,000    B-      OM Group, Inc., Guaranteed Sr. Sub. Notes,
                     9.250% due 12/15/11................................     302,475
 30,000    BB-     Terra Capital Inc., Guaranteed Sr. Secured Notes,
                     12.875% due 10/15/08...............................      32,400
425,000    B       Terra Industries Inc., Sr. Notes, Series B,
                     10.500% due 6/15/05................................     388,875
                                                                         -----------
                                                                           2,544,625
                                                                         -----------
Coal -- 0.3%
230,000    BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11.....     247,537
                                                                         -----------
Construction/AG Equipment/Trucks -- 1.1%
                   Case Corp., Notes:
110,000    BB        7.250% due 8/1/05..................................      93,563
 75,000    BB        7.250% due 1/15/16.................................      53,367
 75,000    BB      Case Credit Corp., Notes, 6.750% due 10/21/07........      57,440
110,000    CCC+    Columbus McKinnon Corp., Sr. Sub. Notes,
                     8.500% due 4/1/08..................................      79,750

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                        Security                            Value
--------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 1.1% (continued)
205,000    BB-     Navistar International Corp., Guaranteed Sr. Notes,
                     Series B, 9.375% due 6/1/06.......................... $   197,825
120,000    B+      NMHG Holding Co., Guaranteed Sr. Notes,
                     10.000% due 5/15/09..................................     120,600
250,000    B       Terex Corp., Sr. Sub. Notes, 8.875% due 4/1/08.........     226,563
                                                                           -----------
                                                                               829,108
                                                                           -----------
Consumer Specialties -- 4.0%
375,000    B+      AKI, Inc., Sr. Notes, 10.500% due 7/1/08...............     366,094
                   American Greetings Corp.:
290,000    BBB-      Notes, 6.100% due 8/1/28.............................     271,150
140,000    BB+       Sr. Sub. Notes, 11.750% due 7/15/08..................     154,000
 30,000    B-      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07.      23,700
350,000    B-      Icon Health & Fitness, Inc., Guaranteed Sr. Sub. Notes,
                     11.250% due 4/1/12...................................     306,250
215,000    BB-     Mail-Well, Inc., Guaranteed Sr. Notes,
                     9.625% due 3/15/12...................................     192,425
250,000    B-      Revlon Consumer Products Corp., Guaranteed
                     Sr. Secured Notes, 12.000% due 12/1/05...............     242,500
                   Service Corp. International:
220,000    BB-       Debentures, 7.875% due 2/1/13........................     197,175
                     Notes:
270,000    BB-         6.875% due 10/1/07.................................     248,400
635,000    BB-         6.500% due 3/15/08.................................     571,500
280,000    BB-     Sola International Inc., Notes, 6.875% due 3/15/08.....     252,285
230,000    B+      Stewart Enterprises, Inc., Guaranteed Sr. Sub. Notes,
                     10.750% due 7/1/08...................................     255,300
                                                                           -----------
                                                                             3,080,779
                                                                           -----------
Containers - Packaging -- 3.7%
200,000    B       Del Monte Corp., Sr. Sub. Notes,
                     8.625% due 12/15/12+.................................     205,000
600,000    BB      Owens-Brockway Glass Container Inc., Guaranteed
                     Sr. Secured Notes, 8.875% due 2/15/09................     621,000
100,000    B+      Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05....      96,625
110,000    B-      Packaged Ice, Inc., Guaranteed Sr. Notes, Series B,
                     9.750% due 2/1/05....................................      86,488
 60,000    B-      Pliant Corp., Guaranteed Sr. Sub. Notes,
                     13.000% due 6/1/10...................................      55,350

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                         Security                            Value
----------------------------------------------------------------------------------------
Containers - Packaging -- 3.7% (continued)
   75,000   B2*     Radnor Holdings, Inc., Guaranteed Sr. Notes, Series B,
                      10.000% due 12/1/03................................... $    64,125
  275,000   BBB     Sealed Air Corp., Notes, 6.950% due 5/15/09+............     281,864
  775,000   B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                      11.500% due 8/15/06+..................................     825,375
  315,000   CCC     Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                      12.000% due 9/1/03....................................     203,175
  385,000   B-      Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      12.750% due 6/15/10...................................     361,900
                                                                             -----------
                                                                               2,800,902
                                                                             -----------
Contract Drilling -- 0.6%
   60,000   B-      Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04 (f)..      55,725
  335,000   BB      Pride International, Inc., Sr. Notes, 10.000% due 6/1/09     363,475
                                                                             -----------
                                                                                 419,200
                                                                             -----------
Diversified Commercial Services -- 0.4%
  180,000   Ca*     Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                      11.000% due 11/1/06 (e)...............................       2,700
  335,000   Ba3*    Spherion Corp., Sub. Notes, 4.500% due 6/1/05 (f).......     305,269
                                                                             -----------
                                                                                 307,969
                                                                             -----------
Diversified Financial Services -- 0.6%
  405,000   Ba1*    Markel Capital Trust I, Guaranteed Capital Securities,
                      Series B, 8.710% due 1/1/46...........................     312,678
  185,000   BB+     PXRE Capital Trust I, Guaranteed Capital Securities,
                      8.850% due 2/1/27.....................................     136,035
                                                                             -----------
                                                                                 448,713
                                                                             -----------
Diversified Manufacturing -- 4.2%
  220,000   CCC+    Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08.....     165,000
  265,000   B       Flowserve Corp., Guaranteed Sr. Sub. Notes,
                      12.250% due 8/15/10...................................     290,175
  125,000   BB+     FMC Corp., Notes, Series MTNA, 6.750% due 5/5/05........     122,087
                    Foamex L.P.:
  155,000   B         Guaranteed Sr. Secured Notes,
                        10.750% due 4/1/09+.................................     109,275
  155,000   B-        Guaranteed Sr. Sub. Notes, 9.875% due 6/15/07.........      48,825
1,000,000   Baa1*   Ford Motor Co., Notes, 7.450% due 7/16/31...............     872,209
  340,000   CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09........     289,000

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                        Security                           Value
-------------------------------------------------------------------------------------
Diversified Manufacturing -- 4.2% (continued)
465,000    Ba2*    Louisiana Pacific Corp., Sr. Sub. Notes,
                     10.875% due 11/15/08................................ $   502,200
 95,000    B+      Millar Western Forest Products Ltd., Sr. Notes,
                     9.875% due 5/15/08..................................      90,725
475,000    CCC+    Park-Ohio Industries, Inc., Sr. Sub. Notes,
                     9.250% due 12/1/07..................................     311,125
300,000    BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11......     310,849
100,000    BB-     Wolverine Tube, Inc., Guaranteed Sr. Notes,
                     10.500% due 4/1/09..................................     102,500
                                                                          -----------
                                                                            3,213,970
                                                                          -----------
Electric Utilities -- 1.3%
105,000    BB+     Avista Corp., Sr. Notes, 9.750% due 6/1/08............     103,817
                   CMS Energy Corp., Sr. Notes:
200,000    B+        7.625% due 11/15/04.................................     182,090
235,000    B+        9.875% due 10/15/07.................................     223,497
310,000    BB-     Edison Mission Energy, Sr. Notes,
                     10.000% due 8/15/08.................................     150,350
470,000    B-      Orion Power Holdings, Inc., Sr. Notes,
                     12.000% due 5/1/10..................................     340,750
                                                                          -----------
                                                                            1,000,504
                                                                          -----------
Electronic Components -- 1.2%
 95,000    BBB-    Arrow Electronics, Inc., Debentures, 6.875% due 6/1/18      86,361
615,000    Ba2*    Celestica Inc., Liquid Yield Option Notes, zero coupon
                     bond to yield 11.378% due 8/1/20 (f)................     285,206
255,000    B1*     Sanmina-SCI Corp., Sub. Debentures, zero coupon
                     bond to yield 10.682% due 9/12/20 (f)...............     105,188
 70,000    BB      Solectron Corp., Liquid Yield Option Notes, zero
                     coupon bond to yield 3.646% due 5/8/20 (f)..........      43,313
440,000    Baa2*   Thomas & Betts Corp., Notes, 6.625% due 5/7/08........     402,255
                                                                          -----------
                                                                              922,323
                                                                          -----------
Environmental Services -- 1.7%
                   Allied Waste North America, Inc., Series B:
245,000    BB-       Guaranteed Sr. Notes, 7.875% due 1/1/09.............     242,550
                     Sr. Sub. Notes:
455,000    BB-         8.500% due 12/1/08................................     459,550
630,000    B+          10.000% due 8/1/09................................     628,425
                                                                          -----------
                                                                            1,330,525
                                                                          -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                          Security                             Value
------------------------------------------------------------------------------------------
Finance Companies -- 1.3%
1,246,000   NR      The FINOVA Group Inc., Notes, 7.500% due 11/15/09......... $   436,100
  225,000   A3*     Ford Motor Credit Co., Notes, 7.250% due 10/25/11.........     218,976
  225,000   A2*     General Motors Acceptance Corp., Notes,
                      6.875% due 8/28/12......................................     222,179
  190,000   B       Penhall International Corp., Guaranteed Sr. Notes,
                      12.000% due 8/1/06......................................     109,250
                                                                               -----------
                                                                                   986,505
                                                                               -----------
Food Distributors -- 1.5%
                    Aurora Foods Inc., Sr. Sub. Notes, Series B:
   35,000   CCC       9.875% due 2/15/07......................................      17,500
   35,000   CCC       8.750% due 7/1/08.......................................      17,150
  195,000   BB-     Dean Foods Co., Sr. Notes, 6.900% due 10/15/17............     175,967
  685,000   B       Fleming Cos., Inc., Series D, 10.625% due 7/31/07.........     448,675
  265,000   BB-     The Great Atlantic & Pacific Tea Co., Inc., Notes,
                      7.750% due 4/15/07......................................     192,125
  440,000   Ba2*    SC International Services, Inc., Guaranteed Sr. Sub.
                      Notes, Series B, 9.250% due 9/1/07......................     266,200
                                                                               -----------
                                                                                 1,117,617
                                                                               -----------
Foods - Specialty -- 1.2%
  155,000   B+      Cott Beverages Inc., Guaranteed Sr. Sub. Notes,
                      8.000% due 12/15/11.....................................     165,075
  150,000   B+      Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11........      84,000
  395,000   B2*     Michael Foods, Inc., Sr. Sub. Notes, Series B,
                      11.750% due 4/1/11......................................     444,375
  125,000   CCC     Mrs. Fields' Original Cookies, Inc., Guaranteed Sr. Notes,
                      Series B, 10.125% due 12/1/04...........................      70,469
  175,000   BBB     Tyson Foods, Inc., Notes, 7.000% due 1/15/28..............     181,000
                                                                               -----------
                                                                                   944,919
                                                                               -----------
Health Industry Services -- 2.4%
  120,000   B2*     Extendicare Health Services Inc., Sr. Notes,
                      9.500% due 7/1/10+......................................     117,000
  450,000   B3*     Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                      11.125% due 6/15/09.....................................     465,750
  380,000   B       Per-Se Technologies, Inc., Guaranteed Sr. Notes, Series B,
                      9.500% due 2/15/05......................................     368,600

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                         Security                            Value
---------------------------------------------------------------------------------------
Health Industry Services -- 2.4% (continued)
600,000    B       Total Renal Care Holdings, Inc., Sub. Notes,
                     7.000% due 5/15/09 (f)................................ $   602,250
305,000    B-      Universal Hospital Services, Inc., Sr. Notes,
                     10.250% due 3/1/08....................................     290,512
                                                                            -----------
                                                                              1,844,112
                                                                            -----------
Home Building -- 3.0%
155,000    BB      Beazer Homes USA, Inc., Guaranteed Sr. Notes,
                     8.625% due 5/15/11....................................     160,425
                   D.R. Horton, Inc.:
                     Sr. Notes:
285,000    Ba1*        8.000% due 2/1/09...................................     286,425
335,000    Ba2*        10.500% due 7/15/11.................................     345,050
160,000    Ba2*      Sr. Sub. Notes, 9.375% due 3/15/11....................     161,600
235,000    BB-     KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11.............     250,275
265,000    BB+     Lennar Corp., Guaranteed Sr. Notes, Series B,
                     9.950% due 5/1/10.....................................     290,175
195,000    Ba3*    Meritage Corp., Guaranteed Sr. Notes,
                     9.750% due 6/1/11.....................................     204,750
185,000    BB+     The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10....     203,500
                   Standard Pacific Corp.:
205,000    BB        Sr. Notes, 8.500% due 4/1/09..........................     208,075
155,000    Ba3*      Sr. Sub. Notes, 9.250% due 4/15/12....................     150,350
                                                                            -----------
                                                                              2,260,625
                                                                            -----------
Home Furnishings -- 1.2%
100,000    B-      Home Interiors & Gifts, Inc., Guaranteed Sr. Sub. Notes,
                     10.125% due 6/1/08....................................      93,500
385,000    CCC     Remington Products Co., LLC, Sr. Sub. Notes, Series D,
                     11.000% due 5/15/06...................................     318,106
                   Salton, Inc.:
 35,000    B         Guaranteed Sr. Sub. Notes, 10.750% due 12/15/05.......      34,169
355,000    B         Sr. Sub. Notes, 12.250% due 4/15/08...................     351,894
 40,000    B-      Sealy Mattress Co., Guaranteed Sr. Discount Notes,
                     Series B, step bond to yield 9.150% due 12/15/07......      39,000
310,000    CCC+    WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08...      91,450
                                                                            -----------
                                                                                928,119
                                                                            -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                       Security                          Value
-----------------------------------------------------------------------------------
Hospital - Nursing Management -- 0.8%
345,000    Ca*     Magellan Health Services, Inc., Sr. Sub. Notes,
                     9.000% due 2/15/08................................ $    88,838
200,000    BBB-    Tenet Healthcare Corp., Sr. Notes,
                     5.375% due 11/15/06...............................     183,186
375,000    B-      Vanguard Health Systems, Inc., Guaranteed Sr. Sub.
                     Notes, 9.750% due 8/1/11..........................     360,000
                                                                        -----------
                                                                            632,024
                                                                        -----------
Hotel - Resort -- 2.8%
275,000    B1*     Courtyard by Marriott II L.P., Sr. Notes, Series B,
                     10.750% due 2/1/08................................     281,531
550,000    BB-     Felcor Lodging L.P., Guaranteed Sr. Notes,
                     9.500% due 9/15/08................................     563,750
                   Hilton Hotels Corp.:
100,000    BBB-      Notes, 7.625% due 12/1/12.........................     101,159
270,000    BBB-      Sr. Notes, 7.950% due 4/15/07.....................     280,752
515,000    BB-     Host Marriott L.P., Sr. Notes, Series I,
                     9.500% due 1/15/07................................     525,300
425,000    B1*     Meristar Hospitality Operating Partnership, L.P.,
                     Sr. Notes, 10.500% due 6/15/09....................     389,938
                                                                        -----------
                                                                          2,142,430
                                                                        -----------
Leisure/Movies/Entertainment -- 0.5%
380,000    B       Premier Parks Inc., Sr. Discount Notes, step bond to
                     yield 12.025% due 4/1/08..........................     369,550
                                                                        -----------
Multi-Sector Companies -- 1.5%
395,000    BB      Compagnie Generale de Geophysique S.A., Sr. Notes,
                     10.625% due 11/15/07..............................     349,575
179,000    AAA     Pennzoil-Quaker State Co., Guaranteed Sr. Notes,
                     10.000% due 11/1/08...............................     221,960
297,000    BB+     Standard Commercial Tobacco Corp., Guaranteed Sr.
                     Notes, 8.875% due 8/1/05..........................     307,395
215,000    B       Tesoro Petroleum Corp., Sr. Sub. Notes,
                     9.625% due 4/1/12.................................     140,825
175,000    Baa2*   Windsor Petroleum Transport Corp., Notes,
                     7.840% due 1/15/21+...............................     148,811
                                                                        -----------
                                                                          1,168,566
                                                                        -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                         Security                            Value
---------------------------------------------------------------------------------------
Office Automation and Equipment -- 1.1%
900,000    NR      Xerox Corp., Term Loan, 6.340% due 4/30/05 (g).......... $   850,500
                                                                            -----------
Oil and Gas Production -- 4.7%
665,000    B+      Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                     10.500% due 1/15/06...................................     704,900
 90,000    B       Denbury Management, Inc., Guaranteed Sr. Sub. Notes,
                     9.000% due 3/1/08.....................................      93,488
250,000    BB-     El Paso Energy Partners L.P., Guaranteed Sr. Sub. Notes,
                     8.500% due 6/1/11+....................................     233,125
225,000    B       Houston Exploration Co., Sr. Sub. Notes, Series B,
                     8.625% due 1/1/08.....................................     232,875
305,000    B+      Magnum Hunter Resources, Inc., Sr. Notes,
                     9.600% due 3/15/12....................................     325,587
255,000    B       Nuevo Energy Co., Sr. Sub. Notes, Series B,
                     9.500% due 6/1/08.....................................     263,925
155,000    BB+     Ocean Energy, Inc., Guaranteed Sr. Sub. Notes, Series B,
                     8.375% due 7/1/08.....................................     163,913
155,000    B       Plains Exploration & Production Co., Sr. Sub. Notes,
                     8.750% due 7/1/12+....................................     161,975
                   Pogo Producing Co., Sr. Sub. Notes, Series B:
 60,000    BB        10.375% due 2/15/09...................................      65,325
 90,000    BB        8.250% due 4/15/11....................................      95,400
300,000    B-      Range Resources Corp., Guaranteed Sr. Sub. Notes,
                     8.750% due 1/15/07....................................     303,750
155,000    BB-     SESI, LLC, Guaranteed Sr. Notes, 8.875% due 5/15/11.....     158,875
125,000    B       Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12.....     121,875
                   Vintage Petroleum, Inc.:
215,000    BB-       Sr. Notes, 8.250% due 5/1/12..........................     224,675
                     Sr. Sub. Notes:
145,000    B1*         9.750% due 6/30/09..................................     151,525
 50,000    B1*         7.875% due 5/15/11..................................      49,000
250,000    Ba3*    Westport Resources Corp., Sr. Sub. Notes,
                     8.250% due 11/1/11+...................................     263,750
                                                                            -----------
                                                                              3,613,963
                                                                            -----------
Oil and Gas Transmission -- 0.5%
365,000    BB-     Leviathan Gas Pipeline Partners L.P., Guaranteed Sr.
                     Sub. Notes, Series B, 10.375% due 6/1/09..............     372,300
                                                                            -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                         Security                            Value
---------------------------------------------------------------------------------------
Paper -- 0.8%
                   Buckeye Technologies Inc., Sr. Sub. Notes:
155,000    B+        9.250% due 9/15/08.................................... $   134,075
555,000    B+        8.000% due 10/15/10...................................     450,937
                                                                            -----------
                                                                                585,012
                                                                            -----------
Publishing -- 2.9%
175,000    B       Dex Media East LLC, Sr. Sub. Notes,
                     12.125% due 11/15/12+.................................     194,688
155,000    B+      Garden State Newspapers, Inc., Sr. Sub. Notes, Series B,
                     8.750% due 10/1/09....................................     158,100
                   Hollinger International Publishing Inc., Guaranteed
                     Sr. Sub. Notes:
235,000    B           9.250% due 2/1/06...................................     242,931
365,000    B           9.250% due 3/15/07..................................     382,794
379,778    B-      Hollinger Participation Trust, Sr. Notes,
                     12.125% due 11/15/10+.................................     358,890
665,000    B       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11.....     615,956
 75,000    B+      RH Donnelley Finance Corp. I, Sr. Sub. Notes,
                     10.875% due 12/15/12+.................................      82,125
100,000    B       Von Hoffman Corp., Guaranteed Sr. Notes,
                     10.250% due 3/15/09...................................      94,000
150,000    B       Yell Finance BV, Sr. Discount Notes, step bond to yield
                     12.263% due 8/1/11....................................     106,500
                                                                            -----------
                                                                              2,235,984
                                                                            -----------
Real Estate -- 0.4%
330,000    BB-     Host Marriott Corp., Guaranteed Sr. Secured Notes,
                     Series A, 7.875% due 8/1/05...........................     326,700
                                                                            -----------
Rental/Leasing Companies -- 1.1%
530,000    BBB-    Avis Group Holdings, Inc., Guaranteed Sr. Sub. Notes,
                     11.000% due 5/1/09....................................     583,000
305,000    B       Williams Scotsman, Inc., Guaranteed Sr. Notes,
                     9.875% due 6/1/07.....................................     283,650
                                                                            -----------
                                                                                866,650
                                                                            -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                        Security                           Value
--------------------------------------------------------------------------------------
Restaurants -- 1.1%
  160,000   CCC+    Advantica Restaurant Group, Sr. Notes,
                      11.250% due 1/15/08................................. $   122,400
   95,000   B-      American Restaurant Group, Inc., Guaranteed Sr.
                      Secured Notes, Series D, 11.500% due 11/1/06........      76,475
  125,000   CCC+    CKE Restaurants, Inc., Guaranteed Sr. Secured Notes,
                      9.125% due 5/1/09...................................     110,625
   80,000   B-      Friendly Ice Cream Corp., Guaranteed Sr. Notes,
                      10.500% due 12/1/07.................................      79,400
   95,000   B+      Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                      10.125% due 12/15/07................................      83,125
  375,000   B+      Sbarro, Inc., Guaranteed Sr. Notes,
                      11.000% due 9/15/09.................................     350,625
                                                                           -----------
                                                                               822,650
                                                                           -----------
Retail - Other Specialty Stores -- 2.8%
  280,000   B       Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 10.250% due 4/15/08.......................     298,200
  309,000   BBB-    J.C. Penney Co., Inc., Notes, 9.000% due 8/1/12+......     316,725
  245,000   B-      Jo-Ann Stores, Inc., Guaranteed Sr. Sub. Notes,
                      10.375% due 5/1/07..................................     255,719
  155,000   BB-     The Pep Boys - Manny, Moe & Jack, Medium-Term
                      Notes, 6.710% due 11/3/04...........................     151,706
   95,000   B-      Petro Stopping Centers L.P., Sr. Notes,
                      10.500% due 2/1/07..................................      88,825
                    Rite Aid Corp.:
  320,000   B-        Notes, 7.125% due 1/15/07...........................     265,600
  455,000   B-        Sr. Notes, 7.625% due 4/15/05.......................     418,600
  359,000   BB      Saks Inc., Guaranteed Notes, 9.875% due 10/1/11.......     376,950
                                                                           -----------
                                                                             2,172,325
                                                                           -----------
Savings and Loan Associations -- 2.1%
1,000,000   B3*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                      10.875% due 8/1/27..................................     800,000
  450,000   B1*     Ocwen Federal Bank FSB, Sub. Debentures,
                      12.000% due 6/15/05.................................     454,500
  312,000   B1*     Ocwen Financial Corp., Notes,
                      11.875% due 10/1/03.................................     315,120
                                                                           -----------
                                                                             1,569,620
                                                                           -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


     Face
   Amount++    Rating(a)                       Security                          Value
-----------------------------------------------------------------------------------------
Semiconductors -- 0.9%
  320,000        CCC+    Amkor Technology, Inc., Sub. Notes,
                           5.000% due 3/15/07 (f)............................. $  158,000
  485,000        Ba3*    LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05 (f)..    434,075
  125,000        B3*     Vitesse Semiconductor Corp., Sub. Debentures,
                           4.000% due 3/15/05 (f).............................    105,000
                                                                               ----------
                                                                                  697,075
                                                                               ----------
Telecommunications - Other -- 8.0%
  425,000        B-      American Tower Corp., Sr. Notes,
                           9.375% due 2/1/09..................................    333,625
                         AT&T Corp.:
1,225,000        BBB+      Notes, 6.500% due 3/15/29..........................  1,231,554
  975,000        BBB+      Sr. Notes, 7.300% due 11/15/11.....................  1,067,751
  175,000        B+      Avaya Inc., Secured Notes,
                           11.125% due 4/1/09.................................    159,250
  545,000/EUR/   B-      COLT Telecom Group PLC, Bonds,
                           2.000% due 4/3/07+(f)..............................    249,850
  650,000        NR      Metromedia Fiber Network, Inc., Sr. Notes,
                           14.000% due 3/15/07 (e)............................    146,250
  350,000        B       Nortel Networks Corp., Notes, 6.875% due 9/1/23......    180,250
  155,000        B       Northern Telecom Capital Corp., Notes,
                           7.875% due 6/15/26.................................     79,825
                         Qwest Corp.:
  350,000        Ba3*      Debentures, 6.875% due 9/15/33.....................    271,250
  735,000        Ba3*      Notes, 8.875% due 3/15/12+.........................    716,625
  283,000        CCC+    Qwest Services Corp., Notes, 14.000% due 12/15/14....    304,225
                         Sprint Capital Corp., Guaranteed Notes:
  600,000        BBB-      6.875% due 11/15/28................................    484,537
  900,000        BBB-      8.750% due 3/15/32.................................    857,604
                                                                               ----------
                                                                                6,082,596
                                                                               ----------
Telephone - Cellular -- 5.2%
  375,000        Caa2*   AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                           15.651% due 10/1/09................................     43,125
                         AT&T Wireless Services, Inc.:
  700,000        BBB       Notes, 8.125% due 5/1/12...........................    704,866
  775,000        BBB       Sr. Notes, 7.875% due 3/1/11.......................    780,265

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                   Security                       Value
-----------------------------------------------------------------------------
Telephone - Cellular -- 5.2% (continued)
                    Crown Castle International Corp.:
  350,000   B         Sr. Discount Notes, step bond to yield
                        20.021% due 5/15/11...................... $   229,250
  430,000   B         Sr. Notes, 10.750% due 8/1/11..............     378,400
  525,000   B3*     Dobson/Sygnet Communications Co., Sr. Notes,
                      12.250% due 12/15/08.......................     404,250
                    Nextel Communications, Inc.:
  500,000   B         Sr. Discount Notes, step bond to yield
                        15.251% due 2/15/08......................     460,000
  850,000   B         Sr. Notes, 9.375% due 11/15/09.............     773,500
  260,000   CCC+    Nextel Partners, Inc., Sr. Notes,
                      12.500% due 11/15/09.......................     235,300
                                                                  -----------
                                                                    4,008,956
                                                                  -----------
Transportation - Marine -- 0.2%
  155,000   CCC+    Oglebay Norton Co., Sr. Sub. Notes,
                      10.000% due 2/1/09.........................      79,825
   95,000   B       Trico Marine Services, Inc., Sr. Notes,
                      8.875% due 5/15/12.........................      88,350
                                                                  -----------
                                                                      168,175
                                                                  -----------
Unregulated Power Generation -- 1.8%
                    AES Corp.:
  615,000   B-        Sr. Notes, 9.500% due 6/1/09...............     379,762
  205,000   B-        Sr. Sub. Notes, 10.250% due 7/15/06........      99,425
  695,000   B+      Calpine Canada Energy Finance ULC, Guaranteed
                      Sr. Notes, 8.500% due 5/1/08...............     305,800
                    Calpine Corp., Sr. Notes:
  155,000   B+        8.750% due 7/15/07.........................      68,200
1,165,000   B+        8.625% due 8/15/10.........................     500,950
                                                                  -----------
                                                                    1,354,137
                                                                  -----------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $78,870,041)........................  73,717,080
                                                                  -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]



Shares                        Security                            Value
---------------------------------------------------------------------------
COMMON STOCK -- 0.1%
Containers - Packaging -- 0.0%
6,729  Aurora Foods Inc. (h).................................. $      5,249
                                                               ------------
Telecommunications -- 0.1%
4,959  Crown Castle International Corp. (h)...................       18,596
  870  McLeodUSA Inc., Class A Shares (h).....................          731
  900  Motorola, Inc..........................................       28,800
                                                               ------------
                                                                     48,127
                                                               ------------
       TOTAL COMMON STOCK
       (Cost -- $96,843)......................................       53,376
                                                               ------------
PREFERRED STOCK -- 0.2%
Communications -- 0.0%
  200  Broadwing Communications, Inc., Series B,
         12.500% due 8/15/09..................................       18,250
                                                               ------------
Telecommunications -- 0.2%
4,800  Crown Castle International Corp., 6.250% due 8/15/12...       97,200
  875  CSC Holdings Inc., Series M, 11.125% due 4/1/08........       81,594
  165  Dobson Communications Corp., 13.000% due 5/1/09........        7,976
1,000  Global Crossing Holding Ltd., 6.750% due 4/15/12 (h)(i)           10
                                                               ------------
                                                                    186,780
                                                               ------------
       TOTAL PREFERRED STOCK
       (Cost -- $513,344).....................................      205,030
                                                               ------------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]



Warrants                            Security                               Value
--------------------------------------------------------------------------------------
WARRANTS (h) -- 0.0%
Broadcasting -- 0.0%
 2,450   UIH Australia Pacific, Inc., Expire 5/15/06................... $         25
                                                                        ------------
Containers - Packaging -- 0.0%
    60   Pliant Corp., Expire 6/1/10+..................................           68
                                                                        ------------
Internet Services -- 0.0%
   325   Cybernet Internet Services International, Inc., Expire 7/1/09+            0
 1,170   WAM!NET Inc., Expire 3/1/05...................................           12
                                                                        ------------
                                                                                  12
                                                                        ------------
Printing/Forms -- 0.0%
   335   Merrill Corp., Expire 5/1/09..................................           34
                                                                        ------------
Telecommunications - Other -- 0.0%
   265   GT Group Telecom Inc., Expire 2/1/10+.........................          265
 7,130   Pagemart, Inc., Expire 12/31/03...............................           71
 1,300   RSL Communications, Ltd., Expire 11/15/06.....................          183

                                                                        ------------
                                                                                 519

                                                                        ------------
Telephone - Cellular -- 0.0%
 1,000   Iridium World Communications Ltd., Expire 7/15/05+............           10

                                                                        ------------
         TOTAL WARRANTS
         (Cost -- $177,891)............................................          668

                                                                        ------------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2002 (unaudited) (continued)

                                   [GRAPHIC]


   Face
  Amount                              Security                                Value
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
$2,514,000 Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
             maturity -- $2,514,147; (Fully collateralized by Federal Farm
             Credit Bank Bonds, Federal Home Loan Bank Bonds, Federal
             Home Loan Mortgage Corp. Notes, Federal National Mortgage
             Association Notes and SLM Corp. Notes, 0.000% to 7.450% due
             8/15/03 to 11/15/17; Market value -- $2,564,281)
             (Cost -- $2,514,000)......................................... $ 2,514,000
                                                                           -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $82,172,119**)........................................ $76,490,154
                                                                           ===========

------
++  Face amount denominated in U.S. dollars unless otherwise indicated.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security has been issued with attached rights.
(c) On December 9, 2002, the company filed for bankruptcy.
(d) On August 11, 2002, the company filed for bankruptcy.
(e) Security is currently in default.
(f) Security exchangeable for shares of common stock.
(g) Variable rate security.
(h) Non-income producing security.
(i) On January 28, 2002, the company filed for bankruptcy.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

   Currency abbreviations used in this schedule:
   EUR -- Euro.
   GBP -- British Pound.

   See pages 28 and 29 for definitions of ratings.

                      See Notes to Financial Statements.

                                                                   Bond Ratings
                                                                    (unaudited)

                                   [GRAPHIC]


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA       -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
             Capacity to pay interest and repay principal is extremely strong.
AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly
 CCC         speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                   [GRAPHIC]




                                                                   Bond Ratings
                                                        (unaudited) (continued)


Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
       Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments. Assur-
       ance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca  -- Bonds rated "Ca" represent obligations which are speculative in a high degree.
       Such issues are often in default or have other marked shortcomings.

NR  -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                            Statement of Assets and Liabilities
                                                  December 31, 2002 (unaudited)

                                   [GRAPHIC]


ASSETS:
  Investments, at value (Cost -- $82,172,119)................................. $ 76,490,154
  Cash........................................................................          683
  Dividends and interest receivable...........................................    1,900,418
                                                                               ------------
  Total Assets................................................................   78,391,255
                                                                               ------------
LIABILITIES:
  Investment advisory fee payable.............................................       34,304
  Administration fee payable..................................................       13,668
  Distributions payable to Auction Rate Cumulative Preferred Stockholders.....        3,514
  Accrued expenses............................................................       92,953
                                                                               ------------
  Total Liabilities...........................................................      144,439
                                                                               ------------
Auction Rate Cumulative Preferred Stock (2,400 shares authorized;
 1,400 issued and outstanding at $25,000 per share) (Note 5)..................   35,000,000
                                                                               ------------
Total Net Assets.............................................................. $ 43,246,816
                                                                               ============
NET ASSETS:
  Par value of capital shares................................................. $    176,694
  Capital paid in excess of par value.........................................  112,874,535
  Overdistributed net investment income.......................................     (780,742)
  Accumulated net realized loss from security transactions....................  (63,342,356)
  Net unrealized depreciation of investments and foreign currencies...........   (5,681,315)
                                                                               ------------
Total Net Assets
 (Equivalent to $2.45 a share on 17,669,389 capital shares of $0.01 par value outstanding; 250,000,000 capital shares authorized).......................... $ 43,246,816
                                                                               ============

                      See Notes to Financial Statements.

                                                        Statement of Operations
                                                      For the Nine Months Ended
                                                  December 31, 2002 (unaudited)

                                   [GRAPHIC]


INVESTMENT INCOME:
  Interest.......................................................... $ 6,827,748
  Dividends.........................................................      32,486
                                                                     -----------
  Total Investment Income...........................................   6,860,234
                                                                     -----------
EXPENSES:
  Investment advisory fee (Note 2)..................................     309,819
  Audit and legal...................................................     132,162
  Shareholder communications........................................     128,146
  Administration fee (Note 2).......................................     123,928
  Auction fees (Note 5).............................................      72,294
  Custody...........................................................      48,858
  Directors' fees...................................................      32,459
  Shareholder and system servicing fees.............................      27,833
  Listing fees......................................................      20,195
  Other.............................................................      35,496
                                                                     -----------
  Total Expenses....................................................     931,190
                                                                     -----------
Net Investment Income...............................................   5,929,044
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 7):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)..........  (2,600,740)
   Foreign currency transactions....................................      11,442
                                                                     -----------
  Net Realized Loss.................................................  (2,589,298)
                                                                     -----------
  Change in Net Unrealized Depreciation From:
   Security transactions............................................  (5,817,007)
   Foreign currency transactions....................................     (20,012)
                                                                     -----------
  Increase in Net Unrealized Depreciation...........................  (5,837,019)
                                                                     -----------
Net Loss on Investments and Foreign Currencies......................  (8,426,317)
                                                                     -----------
Distributions Paid to Auction Rate Cumulative Preferred Stockholders
 From Net Investment Income.........................................    (544,916)
                                                                     -----------
Decrease in Net Assets From Operations.............................. $(3,042,189)
                                                                     ===========

                      See Notes to Financial Statements.

                                   [GRAPHIC]




                                            Statements of Changes in Net Assets
     For the Nine Months Ended December 31, 2002 (unaudited) and the Year Ended
                                                                 March 31, 2002


                                                           December 31    March 31+
                                                           -----------  ------------
OPERATIONS:
  Net investment income................................... $ 5,929,044  $ 10,530,201
  Net realized loss.......................................  (2,589,298)  (22,563,944)
  (Increase) decrease in net unrealized depreciation......  (5,837,019)    5,743,030
  Distributions paid to Auction Rate Cumulative Preferred
   Stockholders from net investment income................    (544,916)   (1,528,380)
                                                           -----------  ------------
  Decrease in Net Assets From Operations..................  (3,042,189)   (7,819,093)
                                                           -----------  ------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income...................................  (5,868,904)   (8,629,480)
  Capital.................................................          --      (848,333)
                                                           -----------  ------------
  Decrease in Net Assets From Distributions
   Paid to Common Stock Shareholders......................  (5,868,904)   (9,477,813)
                                                           -----------  ------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued for reinvestment of
   dividends..............................................   1,380,868     2,417,479
                                                           -----------  ------------
  Increase in Net Assets From Fund Share Transactions.....   1,380,868     2,417,479
                                                           -----------  ------------
Decrease in Net Assets....................................  (7,530,225)  (14,879,427)

NET ASSETS:
  Beginning of period.....................................  50,777,041    65,656,468
                                                           -----------  ------------
  End of period*.......................................... $43,246,816  $ 50,777,041
                                                           ===========  ============
* Includes overdistributed net investment income of:......   $(780,742)    $(307,408)
                                                           ===========  ============

------
+ Certain amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (unaudited)


   1.  Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In addition, the Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment-grade typically involve risks not

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective April 1, 2001 and recorded adjustments to decrease the cost of securities and increase overdistributed net investment income by $221,112 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

   2.  Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. (''Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. For purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)



   3.  Investments
   During the nine months ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                           $44,554,087
-------------------------------------------------------------------------------
Sales                                                                49,224,599
-------------------------------------------------------------------------------

   At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                     $  4,666,952
Gross unrealized depreciation                                      (10,348,917)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (5,681,965)
-------------------------------------------------------------------------------

   4.  Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   5.  Auction Rate Cumulative Preferred Stock
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $296,207 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction, and the dividend period is typically seven days. Dividend rates ranged from 1.40% to 2.00% for the nine months ended December 31, 2002.

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


                                   [GRAPHIC]


coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. On October 30, 2001, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. On August 28, 2002, the Fund voluntarily redeemed pro rata 200 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemptions, the Fund has 1,400 outstanding shares of ARCPS.

   Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the nine months ended December 31, 2002, SSB earned approximately $72,294 as the broker/dealer.

   Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)



   6.  Asset Maintenance and Asset Coverage Requirements
   The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

   7.  Forward Foreign Currency Contracts
   A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

   At December 31, 2002, the Fund did not have any open forward foreign currency contracts.

   8.  Capital Loss Carryforward
   At March 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $54,534,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

                                   [GRAPHIC]




   The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on March 31 of the year indicated:

                2003       2004       2007       2008       2009        2010
--------------------------------------------------------------------------------
Carryforward
 Amounts     $4,873,000 $2,291,000 $1,704,000 $6,787,000 $12,670,000 $26,209,000
--------------------------------------------------------------------------------

   9.  Common Stock
   At December 31, 2002, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                    Nine Months Ended      Year Ended
                                    December 31, 2002    March 31, 2002
                                    ------------------ ------------------
                                    Shares    Amount   Shares    Amount
      -------------------------------------------------------------------
      Shares issued on reinvestment 487,509 $1,380,868 634,966 $2,417,479
      -------------------------------------------------------------------

                                                           Financial Highlights

                                   [GRAPHIC]


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                   2002/(1)/  2002    2001    2000    1999    1998
                                                   --------  ------  ------  ------  ------  ------
Net Asset Value, Beginning of Period..............  $ 2.95   $ 3.97  $ 5.02  $ 5.96  $ 6.96  $ 6.45
                                                    ------   ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income/(2)(3)/....................    0.34     0.61    0.88    0.78    0.82    0.87
 Net realized and unrealized gain (loss)/(3)/.....   (0.47)   (0.98)  (1.00)  (0.94)  (0.97)   0.56
 Distributions paid to 7.00% Cumulative Preferred
   Stock Shareholders from net investment income..      --       --   (0.04)  (0.13)  (0.14)  (0.14)
 Distributions paid to Auction Rate Cumulative
   Preferred Stockholders from
   net investment income..........................   (0.03)   (0.09)  (0.23)     --      --      --
                                                    ------   ------  ------  ------  ------  ------
Total Income (Loss) From Operations...............   (0.16)   (0.46)  (0.39)  (0.29)  (0.29)   1.29
                                                    ------   ------  ------  ------  ------  ------
Underwriting Commission and Expenses of Issuance
 of Auction Rate Cumulative Preferred Stock.......      --       --   (0.05)     --      --      --
                                                    ------   ------  ------  ------  ------  ------
Change in Undeclared Dividends on Auction Rate
 Cumulative Preferred Stock.......................    0.00*    0.00*   0.04      --      --      --
                                                    ------   ------  ------  ------  ------  ------
Distributions Paid To Common Stock Shareholders
From:
 Net investment income............................   (0.34)   (0.51)  (0.62)  (0.65)  (0.69)  (0.78)
 Capital..........................................      --    (0.05)  (0.03)     --   (0.02)     --
                                                    ------   ------  ------  ------  ------  ------
Total Distributions Paid to Common Stock
 Shareholders.....................................   (0.34)   (0.56)  (0.65)  (0.65)  (0.71)  (0.78)
                                                    ------   ------  ------  ------  ------  ------
Net Asset Value, End of Period....................  $ 2.45   $ 2.95  $ 3.97  $ 5.02  $ 5.96  $ 6.96
                                                    ======   ======  ======  ======  ======  ======
Market Value, End of Period.......................  $ 3.04   $ 3.61  $ 4.82  $ 4.44  $ 5.88  $ 7.50
                                                    ======   ======  ======  ======  ======  ======

                                   [GRAPHIC]




                                                           Financial Highlights
                                                                    (continued)


                                2002/(1)/    2002      2001      2000      1999      1998
                               --------    -------   -------   -------   -------   --------
Total Return, Based on
 Market Value/(4)/............   (5.20)%++  (13.20)%   25.02%   (14.28)%  (12.53)%    14.81%
                               =======     =======   =======   =======   =======   ========
Total Return, Based on
 Net Asset Value/(4)/.........   (6.50)%++  (13.88)%   (8.97)%   (4.43)%   (4.38)%    19.75%
                               =======     =======   =======   =======   =======   ========
Net Assets, End of Period
 (000s)....................... $43,247     $50,761   $65,634   $80,234   $93,561   $105,861
                               =======     =======   =======   =======   =======   ========
Ratios to Average Net Assets
Based on Common Shares
Outstanding/(5)/:
 Net investment income/(3)/...   17.68%+     22.85%    19.12%#   13.90%    12.99%     12.60%
 Interest expense.............      --          --      0.10      2.04      1.81       1.81
 Auction fees.................    0.22+       0.26      0.20#       --        --         --
 Operating expenses/(2)/......    2.56+       2.55      1.84      1.69      1.53       1.51
 Total expenses...............    2.78+       2.81      2.14      3.73      3.34       3.32
Portfolio Turnover Rate.......      59%         82%       85%       79%       91%        79%

------
(1) For the nine months ended December 31, 2002 (unaudited).
(2) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees had not been waived, the per share decrease to net investment income and the actual operating expense ratio would have been $0.00* and 1.91%, respectively.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 23.03%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 #  Amount has been reclassified to conform to current year presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                   [GRAPHIC]




                                                    Other Financial Information
                                                                    (unaudited)


   The table below sets out information with respect to Auction Rate Cumulative Preferred Stock, 7.00% Cumulative Preferred Stock and Bank Credit Facility:

                                                   2002/(1)/  2002    2001     2000     1999     1998
                                                   --------  ------- ------- -------- -------- --------
Auction Rate Cumulative Preferred
Stock/(2)(3)(4)(5)/:
 Total Amount Outstanding (000s).................. $35,000   $40,000 $50,000       --       --       --
 Asset Coverage Per Share.........................  55,891    56,726  57,828       --       --       --
 Involuntary Liquidating Preference Per Share/(6)/  25,000    25,000  25,000       --       --       --
 Average Market Value Per Share/(6)/..............  25,000    25,000  25,000       --       --       --
7.00% Cumulative Preferred Stock/(7)/:
 Total Amount Outstanding (000s)..................      --        --      -- $ 30,000 $ 30,000 $ 30,000
 Asset Coverage Per Share.........................      --        --      --    2,340    2,560    2,760
 Involuntary Liquidating Preference Per Share/(6)/      --        --      --    1,000    1,000    1,000
 Average Market Value Per Share/(6)/..............      --        --      --    1,000    1,000    1,000
PNC Bank Credit Facility/(8)/:
 Total Amount Outstanding (000s)..................      --        --      --   30,000   30,000   30,000
 Asset Coverage (000s)............................      --        --      --  140,200  153,600  165,900

------
(1) As of December 31, 2002.
(2) On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(3) On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(4) On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(5) On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(6) Excludes accrued interest or accumulated undeclared dividends.
(7) On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(8) On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                   [GRAPHIC]




                                                                 Financial Data
                                                                    (unaudited)


For a share of common stock outstanding throughout each period:

                                                             Dividend
                              NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price*  Value*     Paid      Price
-----------------------------------------------------------------------
 4/25/00      4/28/00        $4.563       $4.88    $0.054     $4.661
 5/23/00      5/26/00         4.563        4.68     0.054      4.586
 6/27/00      6/30/00         4.750        4.80     0.054      4.714
 7/21/00      7/28/00         5.000        4.80     0.054      4.704
 8/18/00      8/25/00         5.063        4.65     0.054      4.809
 9/22/00      9/29/00         5.063        4.52     0.054      4.750
 10/24/00     10/27/00        4.625        4.12     0.054      4.394
 11/20/00     11/24/00        4.500        3.88     0.054      4.275
 12/26/00     12/29/00        3.938        3.81     0.054      3.741
 1/23/01      1/26/01         4.938        4.21     0.054      4.691
 2/20/01      2/23/01         4.860        4.26     0.054      4.617
 3/27/01      3/30/01         4.800        3.98     0.054      4.560
 4/24/01      4/27/01         4.590        3.79     0.054      4.361
 5/22/01      5/25/01         4.600        3.81     0.054      4.370
 6/26/01      6/29/01         4.570        3.46     0.052      4.342
 7/24/01      7/27/01         4.730        3.37     0.052      4.510
 8/28/01      8/31/01         4.540        3.39     0.052      4.294
 9/25/01      9/28/01         3.790        2.97     0.047      3.610
 10/23/01     10/26/01        3.660        2.99     0.047      3.563
 11/27/01     11/30/01        3.460        3.13     0.047      3.316
 12/24/01     12/28/01        3.270        3.03     0.040      3.078
 1/22/02      1/25/02         3.590        3.03     0.040      3.411
 2/19/02      2/22/02         3.560        2.92     0.040      3.382
 3/19/02      3/22/02         3.650        2.95     0.040      3.468
 4/23/02      4/26/02         3.530        2.97     0.038      3.354
 5/28/02      5/31/02         3.610        2.91     0.038      3.430
 6/25/02      6/28/02         3.240        2.72     0.038      3.078
 7/23/02      7/26/02         2.700        2.44     0.038      2.565
 8/27/02      8/30/02         2.780        2.39     0.038      2.641
 9/24/02      9/27/02         2.620        2.29     0.038      2.489
 10/22/02     10/25/02        2.640        2.12     0.038      2.508
 11/25/02     11/29/02        2.980        2.41     0.038      2.831
 12/23/02     12/27/02        3.050        2.43     0.038      2.898

------
* As of record date.

                                   [GRAPHIC]




                                                     Dividend Reinvestment Plan
                                                                    (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


                                   [GRAPHIC]


then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


                                   [GRAPHIC]



   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                   [GRAPHIC]


   DIRECTORS

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   R. Jay Gerken, Chairman
   Paul Hardin
   William R. Hutchinson
   George M. Pavia

   OFFICERS

   R. Jay Gerken
   President and Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President and
   Chief Administrative Officer

   Richard L. Peteka
   Chief Financial Officer
   and Treasurer

   Beth A. Semmel, CFA
   Vice President and
   Investment Officer

   Peter J. Wilby, CFA
   Vice President and
   Investment Officer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

                   This report is intended only for the shareholders of the
                                    ZENIX Income Fund Inc.
                It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                         FD01066 2/03

                                            03-4462